UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2008

Servotronics, Inc.
(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

                                                                                                   Delaware                                                                                         16-0837866
                                                                                                 (State or other jurisdiction                                                                        (IRS Employer
                                                                                              of incorporation)                                                                                     Identification No.)

1110 Maple Street
Elma, New York 14059-0300
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

The Board of Directors of Servotronics, Inc. (the “Company”) amended Article V of the Company’s By-laws, effective January 1, 2008. The principal purpose of the amendment was to authorize recording of ownership of the Company’s stock by Direct Registration (book entry) effective January 1, 2008, and eliminate the existing by-law requirement that all outstanding stock needed to be evidenced by stock certificates. The amendment was intended to comply with the standards of the industry and the requirements of the American Stock Exchange. The resolution mandated that, effective January 1, 2008, all issuances or transfers of Registrant's shares would be by direct registration, but the recipient/transferee of the shares may request the transfer agent to issue certificates. Similarly, existing shareholders could, at their option, retain their existing certificates or surrender them to the transfer agent.

A copy of the By-law amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01                      Other Events

On January 31, 2008 the Company issued a press release announcing that its Board of Directors declared a $0.15 per share cash dividend. The dividend will be paid on March 14, 2008 to shareholders of record on February 20, 2008. This dividend does not represent that the Company will pay dividends on a regular or scheduled basis. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Items 8.01 and 9.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Servotronics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                      Financial Statements and Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

3.1           Amendment to the Company’s By-laws effective January 1, 2008

99.1           Servotronics, Inc. Press Release issued on January 31, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           February 1, 2008

Servotronics, Inc.

By: /s/ Cari L. Jaroslawsky
Cari L. Jaroslawsky
Chief Financial Officer

Exhibit Index

Exhibit No.                                Description

3.1                                Amendment to the Company’s By-laws effective January 1, 2008

99.1                                Servotronics, Inc. Press Release issued on January 31, 2008.